________________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): FEBRUARY 9, 2005
                                                         ----------------


                        EMPIRE FINANCIAL HOLDING COMPANY
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
 ----------------------------     ---------------------     -------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)

          2170 WEST STATE ROAD 434, SUITE 100, LONGWOOD, FLORIDA 32779
          ------------------------------------------------------------
                     (Address of principal executive office)

                                 (407) 774-1300
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
         (Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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

ITEM 8.01 OTHER EVENTS.

On February 9, 2005 the company issued a press release announcing its required increase in net capital. A copy of the press release is furnished herewith as exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

          99.1 Release of Empire Financial Holding Company (the "registrant"), dated February 9, 2005 announcing the Company's required increase in net capital. (furnished and filed herewith solely pursuant to Item 8.01).



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMPIRE FINANCIAL HOLDING COMPANY



Date:  February 11, 2005               By: /s/ Donald A. Wojnowski Jr.
                                           ---------------------------
                                           Donald A. Wojnowski Jr.
                                           President



                                INDEX TO EXHIBITS


       Exhibit No.         Exhibit Title
       -----------         -------------

         99.1 Release of Empire Financial Holding Company (the "registrant"), dated February 9, 2005 announcing the Company's required increase in net capital.


                                       2